ENERGY TRANSFER EQUITY, L.P.
ELECTION FORM AND LETTER OF TRANSMITTAL
The undersigned represents that I (we) have full authority to elect to participate in a plan (the “Plan”) offered by Energy Transfer Equity, L.P. (the “Partnership”) to make a one-time election to forgo a portion of my (our) future potential cash distributions on the common units listed below for a period of up to nine fiscal quarters, commencing with distributions for the fiscal quarter ending March 31, 2016, and reinvest those distributions in the Partnership’s Series A Convertible Preferred Units, upon the terms and subject to the conditions set forth in the confidential private placement memorandum, dated February 29, 2016 (as it may be amended or supplemented from time to time, the “Memorandum”). The Memorandum and this Election Form and Letter of Transmittal, as it may be amended or supplemented from time to time (the “Election Form”) are referred to as the “Plan Documents.”

THE OFFER TO PARTICIPATE IN THE PLAN WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 3, 2016, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).
Mail or deliver this Election Form to Energy Transfer Equity, L.P. as provided below:
Energy Transfer Equity, L.P.
8111 Westchester Drive
Dallas, Texas 75225
Attn: Chief Financial Officer
Email: tom.long@energytransfer.com
* * * * * * * * * * * * * * * * * *
PROVIDE BELOW THE DESCRIPTION AND THE NUMBER OF COMMON UNITS FOR WHICH AN ELECTION TO PARTICIPATE IN THE PLAN IS BEING MADE.

DESCRIPTION OF COMMON UNITS PARTICIPATING IN THE PLAN
Name(s) and Address(es) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on unit certificate(s))	Common Units Participating in the Plan (attached additional list if necessary)
Certificated Units**
	Certificate Number(s)*	Total Number of Common Units Represented by Certificate(s)*	Number of Common Units Participating in the Plan**	Book-Entry Common Units Participating in the Plan

Total Common Units Participating in the Plan
* Need not be completed by book-entry unitholders. ** Unless otherwise indicated, it will be assumed that all common units represented by certificates described above will participate in the Plan.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM CAREFULLY BEFORE COMPLETING THIS ELECTION FORM.
You have received this Election Form and Letter of Transmittal (as it may be amended or supplemented from time to time, this “Election Form”) in connection with the offer of Energy Transfer Equity, L.P. (the “Partnership”) to participate in a Plan (the “Plan”) that will allow certain holders of our common units who are “accredited investors” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) to make a one-time election to forgo a portion of their future potential cash distributions on common units participating in the Plan (“Participating Common Units”) for a period of up to nine fiscal quarters, commencing with distributions for the fiscal quarter ending
March 31, 2016 (the “plan period”), and reinvest those distributions in the Partnership’s Series A Convertible Preferred Units (the “Convertible Units”), as described herein and in the confidential private placement memorandum, dated February 29, 2016 (as it may be amended or supplemented from time to time, the “Memorandum”).
The Convertible Units are a new class of units representing limited partner interests in the Partnership that will automatically convert into common units at the end of the plan period. Participation in the Plan is voluntary and available to certain holders of the Partnership’s common units who have returned a questionnaire to us evidencing their status as accredited investors and who validly elect to participate in the Plan (and do not validly revoke their election) (an “Electing Unitholder”) prior to 5:00 p.m., New York City time, on March 3, 2016, unless extended (such time and date, as it may be extended, the “Expiration Date”). The Partnership expects to issue the Convertible Units to Electing Unitholders promptly following the Expiration Date but not later than three business days thereafter (the “Closing Date”).
The plan period will end on the first business day following the date that is the earliest of (a) May 18, 2018, (b) the date upon which the Convertible Units would be convertible into a number of common units exceeding the quotient of $1.0 billion and the closing price of the Partnership’s common units on the New York Stock Exchange on the Closing Date,
(c) the date of a change of control of the Partnership (as described in the section of this Memorandum entitled “Description of the Series A Convertible Preferred Units—Mandatory Conversion”) and (d) the date of the Partnership’s dissolution.
During the plan period and prior to the closing of the Partnership’s acquisition of The Williams Companies, Inc. (“WMB”), or earlier termination of the merger agreement relating to such acquisition (the “WMB End Date”) (any quarter for which the declaration date and record date fall within such period, an “Initial Quarter”), each Participating Common Unit will receive the same cash distribution as all other common units up to $0.11 per unit (the “Preferred Distribution Amount”) and will forgo cash distributions in excess of that amount (other than Extraordinary Distributions (as defined below)). During the plan period and following the WMB End Date (any quarter for which the declaration date and record date fall within such period, a “Subsequent Quarter”), each Convertible Unit will receive the Preferred Distribution Amount payable in cash prior to any distribution on the Partnership’s common units (other than Extraordinary Distributions).
Extraordinary Distributions made with respect to an Initial Quarter or a Subsequent Quarter will be made to our general partner and all of our unitholders, including holders of our Participating Common Units and our Convertible Units, on an as- converted basis, in accordance with their respective percentage interests. “Extraordinary Distributions” means (i) any non- cash distribution or (ii) any cash distribution that is materially and substantially greater, on a per unit basis, than the Partnership’s most recent regular quarterly distribution, as determined by its general partner.
Electing Unitholders may not terminate their participation in the Plan or withdraw their Convertible Units or Participating Common Units following the Expiration Date. Electing Unitholders will continue to own the common units that they elect to have participate in the Plan as Participating Common Units and will be entitled to receive additional common units upon conversion of the Convertible Units at the end of the plan period based on the conversion value of such Convertible Units at such date. Accordingly, an Electing Unitholder is not required to deliver any common units that they elect to participate in the Plan to the Partnership. Please see the Memorandum, including the form of partnership agreement amendment attached thereto as Annex A, for a complete description of the designations, preferences and relative, participating or other special rights, powers and duties of the Convertible Units.

The Partnership will not be required to implement the Plan. Prior to the Closing Date, the Partnership may modify or terminate the offering or the Plan (including modifications relating to the terms of the Convertible Units) at any time and will notify participants promptly of any such modification or termination. In the event the Partnership modifies the offering or the Plan (including modifications relating to the terms of the Convertible Units), a common unitholder will have the right to revoke its election to participate in the Plan or change the number of its Participating Common Units as provided in Instruction 3 (Revocation of or Change in Election Form) of this Election Form. The Partnership will not be obligated to allow a common unitholder to participate in the Plan if such unitholder has not made the representations and agreements set forth in this Election Form. The Plan is not conditioned on a minimum number of unitholders or common units participating in the Plan.
If you are delivering your election to participate in the Plan with respect to common units for which you are the registered holder or beneficial holder, you should use this Election Form to deliver to the Partnership your election to participate.

☐
CHECK HERE IF AN ELECTION IS BEING DELIVERED WITH RESPECT TO COMMON UNITS CURRENTLY HELD THROUGH A BANK, BROKER OR OTHER NOMINEE IN BOOK-ENTRY FORM IN AN ACCOUNT MAINTAINED WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:______________________________________________________________________________________

DTC Participant
Number:________________________________________________________________________________________

Transaction Code
Number:________________________________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby agrees to participate in the plan (the “Plan”) offered by Energy Transfer Equity,
L.P.    (the “Partnership”) to make a one-time election to forgo a portion of the undersigned’s future potential cash distributions on common units participating in the Plan for a period of up to nine fiscal quarters, commencing with distributions for the fiscal quarter ending March 31, 2016, and reinvest those distributions in the Partnership’s Series A Convertible Preferred Units (the “Convertible Units”), on the terms and subject to the conditions set forth in the confidential private placement memorandum, dated February 29, 2016 (as it may be amended or supplemented from time to time, the “Memorandum”), receipt of which is hereby acknowledged, and this Election Form and Letter of Transmittal, as it may be amended or supplemented from time to time (this “Election Form” and, together with the Memorandum, the “Plan Documents”).
The undersigned hereby represents and warrants to the Partnership as follows:

•
the undersigned is the registered holder of its Participating Common Units or is a beneficial holder through a participant in The Depository Trust Company (the “DTC”) whose name appears on a security position listing as the owner of its Participating Common Units and has full authority to make an election to participate in the Plan with respect to any Participating Common Units;

•
the Convertible Units are being acquired for the undersigned’s own account, the account of its affiliates or the accounts of clients for whom the undersigned exercises discretionary investment authority (all of whom the undersigned hereby represents and warrants are “accredited investors” (as defined in Regulation D promulgated under the Securities Act), not as a nominee or agent, and with no present intention of distributing the Convertible Units or any part thereof, and the undersigned has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States of America or any state;

•
the undersigned (A) is an accredited investor and (B) by reason of its business and financial experience, has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the undersigned’s participation in the Plan and investment in the Convertible Units and common units issuable upon conversion thereof, is able to bear the economic risk of such participation and investment and, at the present time, would be able to afford a complete loss of such investment;

•
the undersigned understands that the Convertible Units and common units issuable upon conversion thereof are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold absent registration under the Securities Act or an exemption therefrom. In this connection, the undersigned represents that it is knowledgeable with respect to Rule 144 of the Securities and Exchange Commission promulgated under the Securities Act. Further, the undersigned agrees that the Convertible Units will not be transferable until, and the Participating Common Units will not be transferable prior to, the Mandatory Conversion Date without the prior written consent of our general partner. In addition, to the extent ETE issues certificates representing the Convertible Units or common units issuable upon the conversion of the Convertible Units, the undersigned acknowledges that such certificates will include a legend, the form of which is included in the partnership agreement amendment attached as Annex B to the Memorandum, setting forth the above transfer restriction;

•
the undersigned will continue to own any common units that it elects to participate in the Plan (either as a registered holder or beneficial holder) as of the Expiration Date unless otherwise agreed to by our general partner;

•
the undersigned will not enter into any hedging transaction (including the purchase of any puts, calls or other derivative instruments) with respect to any equity or equity-linked securities of the Partnership during the plan period; and

•	the undersigned will, upon request, execute and deliver any additional documents deemed by the Partnership to be necessary or desirable in connection with the undersigned’s participation in the Plan.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THIS ELECTION FORM IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH ELECTION FORM SHALL PASS ONLY AFTER THE PARTNERSHIP HAS ACTUALLY RECEIVED THE ELECTION FORM. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THIS ELECTION FORM BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
All authority conferred or agreed to be conferred pursuant to this Election Form shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned.
The undersigned understands that the acceptance by the Partnership of an Election Form validly delivered, and not properly revoked, prior to the Expiration Date will constitute a binding agreement between the undersigned and the Partnership upon the terms and subject to the conditions set forth in the Plan Documents. The undersigned further acknowledges that, if it did not participate in the Plan, its Participating Common Units
(i) would be entitled to receive the same cash distributions as all other common units of the Partnership that are held by holders that do not participate in the Plan, and (ii) would be freely transferable in accordance with the terms of the Partnership’s partnership agreement. By electing to participate in the Plan, (i) the undersigned agrees that, upon implementation of the Plan, its Participating Common Units will only be entitled to receive the distributions described in the Plan Documents and will not be transferable prior to the Mandatory Conversion Date without the prior written consent of our general partner, and (ii) the undersigned hereby knowingly and voluntarily waives any right to receive distributions that its Participating Common Units would have otherwise been entitled to receive and agrees not to transfer its Participating Common Units prior to the Mandatory Conversion Date without the prior written consent of our general partner. The undersigned also agrees not to enter into any hedging transaction (including the purchase of any puts, calls or other derivative instruments) with respect to any equity or equity-linked securities of the Partnership during the plan period. The undersigned further acknowledges that the Partnership is relying on the foregoing waiver and agreement in connection with issuing Convertible Units to the undersigned. The undersigned confirms and agrees that, upon implementation of the Plan, the foregoing waiver and agreement is irrevocable.
This Election Form and the terms of the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to principles of conflicts of law). Each provision of this agreement and waiver shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this agreement and waiver which are valid, enforceable and legal and such invalid, unenforceable or illegal provisions shall, if possible, be enforced to the fullest extent permitted by law.

IMPORTANT — SIGN HERE

(Signature(s) of Unitholder(s))

Dated:_________________________, 2016

(Must be signed by registered holder(s) or beneficial holder(s) exactly as name(s) appear(s) on unit certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) or beneficial holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title.

Name(s):__________________________________________________________________________________
(Please Print)

Capacity (full title):__________________________________________________________________________

Address:___________________________________________________________________________________
__________________________________________________________________________________________
(Include ZIP Code)

Area Code and Telephone Number:______________________________________________________________

Tax Identification or Social Security No.:_________________________________________________________

Acknowledged, accepted and agreed as of 5:00 p.m., New York City time, on March 3, 2016.

ENERGY TRANSFER EQUITY, L.P.

By: LE GP, LLC
its general partner

By: _____________________________________
Name:
Title:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1.
Delivery of Election Form. If you are delivering your election to participate in the Plan with respect to common units for which you are the registered holder or beneficial holder, you should use this Election Form to deliver to the Partnership your election to participate. This Election Form properly completed must be received by the Partnership at the address or email address set forth herein prior to the Expiration Date. Please do not send your common unit certificates to the Partnership.

THE METHOD OF DELIVERY OF THIS ELECTION FORM IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THE RISK OF LOSS OF SUCH ELECTION FORM SHALL PASS ONLY AFTER THE PARTNERSHIP HAS ACTUALLY RECEIVED THE ELECTION FORM. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THIS ELECTION FORM BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any Election Form, and the form and validity (including time of receipt of notices of revocation or changes) of all documents will be determined, as applicable, by the Partnership’s general partner (the “general partner”) in its sole discretion, which determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction. The general partner reserves the absolute right to reject any or all Election Forms determined by it not to be in proper form. The general partner also reserves the absolute right to waive any defect or irregularity with respect to the submission of an Election Form. A waiver of any defect or irregularity with respect to the submission of any Election Form will not constitute a waiver of the same or any other defect or irregularity with respect to the Election Form. An election to participate in the Plan will not be deemed to have been validly made until all defects and irregularities with respect to the Election Form have been cured or waived. Neither the Partnership nor, the general partner will be under any obligation to notify any person of a defect in an Election Form.

2.
Partial Election. You may elect to participate in the Plan with respect to all or some of your common units. Please fill in the total number of common units you wish to participate in the Plan in the table titled “DESCRIPTION OF COMMON UNITS PARTICIPATING IN THE PLAN” on the Election Form.

3.
Revocation of or Change in Election Form. Any Election Form may be revoked or changed by written notice from the person submitting such form to the Partnership at the address or email address set forth below, but to be effective such notice must be received by the Partnership at or prior to 5:00 p.m., New York City time, on the Expiration Date. The Partnership will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

4.
Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of common units should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Election Form is signed.

5.
Signatures on Election Form. If this Election Form is signed by the registered holder(s) of the common units for which an election to participate in the Plan is being made, the signature(s) must correspond with the name(s) as written on the face of the unit certificate(s) without alteration or any other change whatsoever.

If any common units for which an election to participate in the Plan is being made are owned of record by two or more joint owners, all such owners must sign this Election Form.
If any common units for which an election to participate in the Plan is being made are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Election Forms (or facsimiles thereof) as there are different registrations of such common units.
If this Election Form is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Partnership of their authority so to act must be submitted.

6.
Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Partnership, at its address, telephone number or email address set forth below. Additional copies of the Memorandum and this Election Form also may be obtained from the Partnership as set forth below, and will be furnished at the Partnership’s expense.

7.
Lost, Destroyed, Mutilated or Stolen Common Unit Certificates. If any common unit certificate has been lost, destroyed, mutilated or stolen, the unitholder should promptly notify the Partnership’s transfer agent, American Stock Transfer & Trust Company at (800) 937-5449. The unitholder will then be instructed as to the steps that must be taken in order to replace the common unit certificate. This Election Form cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen common unit certificates have been followed.

IMPORTANT: THIS ELECTION FORM MUST BE RECEIVED BY THE PARTNERSHIP PRIOR TO THE EXPIRATION DATE.
DELIVERY OF THIS ELECTION FORM TO THE PARTNERSHIP OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE PARTNERSHIP.
Any questions or requests for assistance may be directed to the Partnership at its address, telephone number or email address listed below. Requests for additional copies of the Memorandum and the Election Form may also be obtained from the Partnership at its address, telephone number or email address below, and such copies will be furnished at the Partnership’s expense.

Energy Transfer Equity, L.P.
8111 Westchester Drive
Dallas, Texas 75225
Attn: Chief Financial Officer
(214) 981-0755
Email: tom.long@energytransfer.com